Statements of Cash Flows (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$ (8,027)	$ (3,268)
Increase (decrease) in:
Accounts Payable	1,183	492
Total adjustments	1,183	492
Net cash used by operating activities	(6,844)	(2,776)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares issued	6,838	2,873
Net cash provided by financing activities	6,838	2,873
Increase in cash	(6)	97
Cash - beginning of year	97
Cash - end of period	$ 91	$ 97